UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 12, 2008

DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 12, 2008, the Board of Directors of Denny’s Corporation (the “Company”), approved amendments to the Company’s by-laws which in summary: (i) clarified and addressed in greater detail the requirements for stockholders to nominate directors or present other items of business at an annual meeting, (ii) provided, without reduction of such time periods, that the time periods for stockholders to give notice of nominations or other business at an annual meeting be established by reference to the date of the prior year’s meeting rather than (as previously set forth in the by-laws) prospectively to the date of the current year's meeting, (iii) provided certain additional information required to be set forth in or accompany a stockholder's notice of a director nomination or other items of business to be presented at an annual meeting including, in addition to ownership of stock, any derivative positions held or hedging or other transactions entered into by the stockholder which may affect such stockholder's voting power, and any relationship or arrangement of such stockholder and its affiliates with the nominee or with respect to the business proposed, (iv) clarified the requirements for the conduct of business at special meetings of stockholders and, if applicable, advance notice of nominations by stockholders at special meetings, (v) clarified the majority voting requirement for matters presented to the stockholders for approval, including the election of directors, as a majority of votes cast (except as otherwise expressly set forth in the prior by-laws),  (vi) clarified that the rights of indemnitees under the indemnification provision of the by-laws are contract rights and cannot be retroactively impaired, (vii) added various provisions for electronic communication with and meetings of stockholders, and (viii) made other minor clarifying and conforming changes to the by-laws.

The amended by-laws are effective as of November 12, 2008. The summary of changes to the by-laws set forth above does not constitute a complete summary of the changes and is qualified in its entirety by reference to the full text of the by-laws, a copy of which is attached to this report as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1 – By-Laws of Denny’s Corporation, as effective as of November 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: November 17, 2008	/s/ F. Mark Wolfinger
F. Mark Wolfinger
Executive Vice President,
Growth Initiatives,
Chief Administrative Officer,
Chief Financial Officer